UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 24, 2007

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-51349	77-0462930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3230 Scott Boulevard

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 737-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2007, the Board of Directors (the “Board”) of Advanced Analogic Technologies Incorporated (the “Company”) approved the following annual base salaries for the Company’s named executive officers, effective December 1, 2007:

Named Executive Officer	Salary
Richard K. Williams President, Chief Executive Officer and Chief Technical Officer	$331,700
Parviz Ghaffaripour Executive Vice President and Chief Operating Officer	$294,250
Brian R. McDonald Chief Financial Officer, Vice President of Worldwide Finance and Secretary	$294,250
Kevin D’Angelo Vice President of Design	$267,500
Allen Lam Vice President of Worldwide Operations	$267,500
Jun-Wei Chen Vice President of Technology	$226,840

The officers listed above include individuals who are expected to be listed as named executive officers in the Company’s proxy statement to be filed in connection with its 2008 annual meeting of stockholders as well as individuals who remain employees of the Company and who were listed as named executive officers in the Company’s proxy statement filed with the SEC in connection with the Company’s 2007 annual meeting of stockholders. Each salary listed above represents an increase from the prior year.

On October 24, 2007, the Board also confirmed that the targeted annual cash bonuses for the named executive officers with respect to services performed in fiscal year 2007 (which bonuses would be paid in 2008) would continue to be based on the same percentage of base salaries as in the prior fiscal year.

On October 31, 2007, the Board approved the following stock option grants to its executive officers at a purchase price per share of $12.08, which was the closing price of one share of the Company’s Common Stock reported on the Nasdaq Global Select Market on the date of grant:

Name	Number of Shares	Type of Option	Vesting Commencement Date	Vesting Schedule
Richard K. Williams, President, Chief Executive Officer and Chief Technical Officer	125,000	NSO	October 31, 2007	(1)
Parviz Ghaffaripour, Executive Vice President and Chief Operating Officer	100,000	NSO	October 31, 2007	(1)
Brian R. McDonald, Chief Financial Officer, Vice President of Worldwide Finance and Secretary	100,000	NSO	October 31, 2007	(1)
Kevin P. D’Angelo, Vice President of Design	50,000	NSO	October 31, 2007	(1)
Allen K. Lam, Vice President of Worldwide Operations	50,000	NSO	October 31, 2007	(1)
Jun-Wei Chen, Vice President of Technology	50,000	NSO	October 31, 2007	(1)
Total:	475,000

(1)	50% of the shares subject to the option vest on the second anniversary of the Vesting Commencement Date; the remaining 50% of the shares subject to the option vest on the fourth anniversary of the Vesting Commencement Date, subject to optionee’s continued service to the Company on each such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

/s/ Brian R. McDonald
Brian R. McDonald
Chief Financial Officer, Vice President of Worldwide Finance and Secretary

Date: November 2, 2007